UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  February 28, 2011

CYTORI THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34375	33-0827593
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3020 Callan Road, San Diego, California 92121
(Address of principal executive offices)

(858) 458-0900
(Registrant’s telephone number, including area code)

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)           Compensatory Arrangements of Certain Executive Officers.

On February 28, 2011, the Compensation Committee of Cytori Therapeutics, Inc. (the “Company”) granted restricted stock awards to the Company’s named executive officers pursuant to its 2004 Equity Incentive Plan and restricted stock award agreements specifying the terms and conditions of the grants, including the performance-based vesting conditions, as follows:

Christopher Calhoun, CEO

Restricted Stock Shares Awarded:                                                                    50,250

Marc Hedrick, President

Restricted Stock Shares Awarded:                                                                    36,850

Mark Saad, Chief Financial Officer

Restricted Stock Shares Awarded:                                                                    33,500

Seijiro Shirahama, President – Asia Pacific

Restricted Stock Shares Awarded:                                                                    31,825

Douglas Arm, Sr. Vice-President of Operations

Restricted Stock Shares Awarded:                                                                    16,750

Pursuant to the terms of the award agreements, the performance-based restricted stock awards will not vest until January 1, 2013, and then only if, and to the extent that, the Company’s achieves certain performance goals established by the Compensation Committee to be achieved by January 1, 2012. The performance goals are weighted based on the following achievements: obtaining certain FDA clearance or approval (40%), achieving a targeted revenue increase for the fiscal year ended December 31, 2011 (20%), and entering into a major collaboration for development and/or commercialization of the Company’s products (40%).  To the extent that any of the performance goals are partially achieved, the Compensation Committee maintains the discretion to continue the vesting of all or a portion of the awards following January 1, 2012.

A form of the performance-based restricted stock award agreement upon which the awards were granted to the named executive officers is attached hereto as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Notice and Restricted Stock Award Agreement for grants of performance-based restricted stock awards under the 2004 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTORI THERAPEUTICS, INC.

Date: March 3, 2011	By: /s/ Mark E. Saad
Mark E. Saad
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Notice and Restricted Stock Award Agreement for grants of performance-based restricted stock awards under the 2004 Equity Incentive Plan.